EXHIBIT 99.1

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------




                            Computational Materials




                                 $806,145,000
                                 Approximately




                        Morgan Stanley Auto Loan Trust
                                   2004-HB1



                              Asset Backed Notes





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


                                                        $806,145,000
                                          Morgan Stanley Auto Loan Trust 2004-HB1
                                       Morgan Stanley ABS Capital II Inc., Depositor

Overview of the Offered Notes
-----------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Expected
   Class                      Initial               Estimated        Principal
    of         Principal      Credit                Avg. Life         Payment            Final      Moody's, S&P and Fitch
   Notes        Balance       Support    Coupon      (yrs)(1)        Window(1)       Payment Date      Expected Ratings
---------------------------------------------------------------------------------------------------------------------------
    A-1      $225,300,000      8.25%       [o]         .30            6/04-1/05      May 15, 2006      Aaa / AAA / AAA
---------------------------------------------------------------------------------------------------------------------------
    A-2      $165,450,000      8.25%       [o]         1.00           1/05-9/05       October 16,      Aaa / AAA / AAA
                                                                                         2006
---------------------------------------------------------------------------------------------------------------------------
    A-3      $174,400,000      8.25%       [o]         1.80           9/05-8/06      November 15,      Aaa / AAA / AAA
                                                                                         2007
---------------------------------------------------------------------------------------------------------------------------
    A-4      $187,285,000      8.25%       [o]         2.92           8/06-8/07       October 17,      Aaa / AAA / AAA
                                                                                         2011
---------------------------------------------------------------------------------------------------------------------------
     B        $25,010,000      5.20%       [o]         2.03           3/05-8/07       October 17,       A1 /  A+ / A+
                                                                                         2011
---------------------------------------------------------------------------------------------------------------------------
     C        $28,700,000      1.70%       [o]         1.23           10/04-5/07      October 17,      Baa2 / BBB / BBB
                                                                                         2011
---------------------------------------------------------------------------------------------------------------------------
   Total     $806,145,000
---------------------------------------------------------------------------------------------------------------------------


(1)  Assuming payment based on a pricing speed of 1.50% ABS and a 10% Cleanup
     Call.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

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MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------

Selected Pool Data as of March 31, 2004
---------------------------------------


              -------------------------------------------------------------------------------------------
                                                                                       Total
              -------------------------------------------------------------------------------------------
              Outstanding Principal Balance:                                             $820,087,864.99
              Number of Receivables:                                                              51,202
              Average Outstanding Principal Balance:                                          $16,016.72
              Average Original Amount Financed:                                               $19,051.13
              Weighted Average Gross Coupon:                                                      6.480%
              Weighted Average Original Term:                                                  65 months
              Weighted Average Stated Remaining Term:                                          55 months
              Weighted Average Seasoning:                                                      10 months
              New/Used composition (by % of principal balance):                 59.45% New / 40.55% Used
              Weighted Average Original LTV Ratio:                                                95.03%
              -------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


Features of the Transaction
---------------------------

o Collateral consists of retail automobile and light-duty truck retail loan and installment sale contracts, which are receivables, that were originated and serviced by The Huntington National Bank.
o Credit support for the notes is provided through a senior/subordinated concurrent pay structure and overcollateralization. The initial amount of credit enhancement is 8.25% for the class A notes, 5.20% for the class B notes and 1.70% for the class C notes. Target overcollateralization is 2.00% of outstanding pool balance with a floor of 1.00% of initial pool balance.
o The class A, class B and class C notes in the above table will be registered under a registration statement filed with the Securities and Exchange Commission. The class D notes only will be offered and sold to "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act.

Time Table
----------

Expected Settlement:                May 14, 2004

Cut-off Date:                       Close of business on March 31, 2004

Pricing Date:                       Week of May 3, 2004

First payment date:                 June 15, 2004

Key Terms
---------

Depositor:                          Morgan Stanley ABS Capital II Inc.

Issuer: Morgan Stanley Auto Loan Trust 2004-HB1, a Delaware statutory trust established by Morgan Stanley ABS Capital II Inc. and the Owner Trustee

Originator:                         The Huntington National Bank

Servicer:                           The Huntington National Bank

Indenture Trustee:                  Wells Fargo Bank Minnesota, National
                                    Association

Owner Trustee:                      Wilmington Trust Company, a Delaware
                                    banking corporation

Offered Notes:                      Class A, Class B and Class C notes

Servicing Fee:                      1.00% per annum

Payment Date:                       15th day of the month or the following
                                    Business Day

Record Date:                        For any payment date, the close of
                                    business on the day immediately preceding such payment date unless definitive notes are issued for the offered notes, in

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

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MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


                                    which case the record date will be the
                                    last day of the month immediately
                                    preceding the payment date

Interest Payment Default:           The notes are in default if scheduled
                                    interest is not paid on the most senior
                                    class of notes outstanding within 35 days after the applicable payment date

Prepayment Pricing Speed:           1.50% ABS

Interest Accrual:                   On a 30/360 basis; the accrual period is
                                    from the 15th of the month preceding the payment date (or from the closing date, in the case of the first interest accrual period) to, but not including the 15th of the month of such payment date

Servicer Advances:                  Yes, monthly as to delinquent interest,
                                    subject to recoverability

Optional Call:                      The notes will have a 10% optional
                                    redemption provision based on the
                                    outstanding pool balance

Rating Agencies:                    The offered notes are being rated by
                                    Moody's, S&P and Fitch

ERISA Eligibility:                  The offered notes are generally eligible
                                    for purchase by employee benefit plans,
                                    however, prospective purchasers should
                                    consult their own counsel

Tax Status:                         Sidley Austin Brown & Wood LLP will
                                    deliver its opinion that the class A,
                                    class B and class C notes will be treated as debt for U.S. federal income tax purposes. The seller, the depositor and the issuer will agree, and the holders of the class A, class B and class C notes will agree by their purchase of such notes, to treat the class A, class B and class C notes as debt for U.S. federal income tax purposes.

Registration and Clearance:         Book entry: DTC Same Day Funds,
                                    Clearstream, or Euroclear for the offered notes

Minimum Denominations:              $1,000 and integral multiples thereof for
                                    the offered notes



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------

Transaction Mechanics
---------------------

The Huntington National Bank sold the receivables to Morgan Stanley Asset Funding, Inc., and Morgan Stanley Asset Funding, Inc., as the seller, will sell the receivables to Morgan Stanley ABS Capital II Inc., and Morgan Stanley ABS Capital II Inc, as the depositor, will transfer the receivables to Morgan Stanley Auto Loan Trust 2004-HB1, the issuer. The issuer will issue the securities to fund the purchase price of the receivables. The Huntington National Bank, as servicer, will continue to process obligor payments and collect on the receivables. Each month the servicer will transfer collections to issuer, which will use them to pay its expenses and to pay principal of and interest on the notes.







                               [GRAPHIC OMITTED]


















This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------

Priority of Payments
--------------------
Beginning on June 15, 2004, and on each payment date thereafter, after reimbursement of any servicer advances to the servicer, distributions will be made in the order and priority as follows:

 1. Servicing Fee -- the servicing fee and any other amounts payable to the servicer;

 2. Other Trust Fees -- the fees and any other amounts payable to the indenture trustee and the owner trustee;

 3. Class A Note Interest -- accrued and unpaid interest due on the class A notes for payment ratably to the class A noteholders;

 4. First Allocation of Principal -- to the principal distribution account an amount equal to the excess, if any, of (x) the aggregate principal balance of the class A notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the end of the related collection period;

 5. Class B Note Interest -- accrued and unpaid interest due on the class B notes;

 6. Second Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the class A notes and the class B notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the end of the related collection period minus (2) any amount deposited into the principal distribution account pursuant to the fourth item above;

 7. Class C Note Interest -- accrued and unpaid interest due on the class C notes;

 8. Third Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the class A notes, the class B notes and the class C notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the end of the related collection period, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth and sixth items above;

 9. Class D Note Interest -- accrued and unpaid interest due on the class D notes;

 10. Regular Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the notes as of the day immediately preceding such payment date over (y) (A) the aggregate principal balance of the receivables at the end of the related collection period, minus (B) the target overcollateralization level with respect to such payment date, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth, sixth and eighth items above;

 11. Remaining Trust Fees -- the fees and any other amounts payable to the indenture trustee, the owner trustee, and the administrator not paid pursuant to the second item above; and

 12. Residual -- any remaining funds to the certificateholders.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


Principal Payments
------------------

     The aggregate amount of principal payments to be made on all outstanding classes of notes on each payment date from the principal distribution account will generally be allocated among the notes, concurrently, in a manner intended generally to maintain credit support for each such class (after giving effect to such allocation) in an amount equal to the greater of (i) the target overcollateralization level and (ii) the following respective approximate percentages of the aggregate principal balance of the receivables (as of the end of the related collection period): 12.00% for the class A notes; 7.50% for the class B notes; 5.50% for the class C notes; and 2.00% for the class D notes. As a result of this allocation, after the credit support for each class is met, the most subordinate class of outstanding notes may receive a disproportionately larger percentage of principal distributions than more senior classes of outstanding notes.

     The amount of principal payments allocated to the class A notes on each payment date will generally be applied in the following order of priority:

     (1) to the principal amount of the class A-1 notes until such principal amount is paid in full;

     (2) to the principal amount of the class A-2 notes until such principal amount is paid in full;

     (3) to the principal amount of the class A-3 notes until such principal amount is paid in full; and

     (4) to the principal amount of the class A-4 notes until such principal amount is paid in full.

     However, the following exceptions to these general rules will apply:

         o If the payment date is a final scheduled payment date for a class of notes, principal payments will be made first to that class of notes until that class is paid in full. If the payment date is a final scheduled payment date for more than one class of notes, principal payments will be made first to the more senior class of notes until that class is paid in full and then, in order of seniority, to the each other class whose final scheduled payment date is then occurring, in each case until that class is paid in full.

         o If, on any payment date, the three month annualized net loss ratio exceeds

            o 1.50% if that payment date is on or before the payment date in April 2005;

            o 2.25% if that payment date is on or after the payment date in May 2005 but not after the payment date in June 2006; and

            o 2.50% if such payment date is on or after the payment date in July 2006,

         then on such payment date and each subsequent payment date until that ratio is reduced to or below that level, the trust will pay principal in respect of the notes, sequentially, starting with the most senior


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


         and earliest maturing class (or subclass) of notes then outstanding (with respect to the class A notes, beginning with the class A-1 notes) until that class is paid in full, and so on.

         The three month annualized net loss ratio is generally equal to the average for the three prior collection periods of the product of 12 times a fraction (expressed as a percentage), the numerator of which is equal to the net liquidation losses during the collection period plus the cram down losses resulting from bankruptcies that occurred during the collection period, and the denominator of which is equal to the aggregate principal balance of the receivables as of the first day of the collection period and will be described in detail in the final prospectus supplement.

         o Any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on
            (1) the class B notes (up to the amount of the full target payment on the class B notes) before the principal payment on the class A notes is reduced; (2) the class C notes (up to the amount of the full target payment on the class C notes) before the principal payment on the class B notes is reduced; and (3) the class D notes (up to the amount of the full target payment on the class D notes) before the principal payment on the class C notes is reduced.

         o If the notes are accelerated following an event of default the priority of payments may change and will change upon the liquidation of the trust estate following the acceleration of the notes.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


                     DISTRIBUTION OF FUNDS ON EACH PAYMENT
                  DATE WHEN NO EVENT OF DEFAULT HAS OCCURRED

                               [GRAPHIC OMITTED]

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


Credit Enhancement
------------------

     The credit enhancement for the securities will be as follows:

     Class A Notes             Subordination of the class B notes, the class C
                               notes, and the class D notes to the extent provided in the prospectus supplement; and overcollateralization;

     Class B Notes             Subordination of the class C notes and the
                               class D notes to the extent provided in the prospectus supplement; and overcollateralization;

     Class C Notes             Subordination of the class D notes to the
                               extent provided in the prospectus supplement;
                               and overcollateralization; and

     Class D Notes             Overcollateralization.

Subordination of Principal and Interest
---------------------------------------

     As long as the class B notes remain outstanding, (1) payments of interest on the class B notes are subordinated to payments of interest and, under certain circumstances, principal on the class A notes, and (2) payments of principal on the class B notes are subordinated to payments of interest and principal on the class A notes and payments of interest on the class B notes.

     As long as the class C notes remain outstanding, (1) payments of interest on the class C notes are subordinated to payments of interest and, under certain circumstances, principal on the class A notes and the class B notes, and (2) payments of principal on the class C notes are subordinated to payments of interest and principal on the class A notes and the class B notes and payments of interest on the class C notes.

     As long as the class D notes remain outstanding, (1) payments of interest on the class D notes are subordinated to payments of interest and, under certain circumstances, principal on the class A notes, the class B notes and the class C notes and (2) payments of principal on the class D notes are subordinated to payments of interest and principal on the class A notes, the class B notes and the class C notes and payments of interest on the class D notes.

     As long as the notes remain outstanding, payments on the certificates are subordinated to payments of interest and principal on the notes.

     There will be certain changes to the priority after certain events of default and the liquidation of the trust estate follow an acceleration of the notes.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


Overcollateralization
---------------------

     The overcollateralization amount is the amount, if any, by which the aggregate principal balance of the receivables exceeds the aggregate principal balance of the notes. As of the cut-off date, the aggregate principal balance of the receivables was $820,087,864.99.

     However, Item 10 of "Priority of Payments" above is intended to result in the application of all remaining funds, including any "excess spread," to achieve and maintain the target overcollateralization level. This application is expected to result in the payment of more principal of the notes in most months than the amount of principal paid on the receivables in the related period. To the extent that the aggregate principal balance of the notes is paid down to create an overcollateralization amount equal to the target overcollateralization level, credit enhancement in the form of overcollateralization is created.

     The target overcollateralization level is intended to absorb anticipated losses on the receivables, but we cannot assure you that it will be sufficient to absorb any or all actual losses on the receivables. The target overcollateralization level on each payment date will be an amount equal to the greater of (x) 2.00% of the aggregate principal balance of the receivables at the end of the related collection period and (y) $8,200,878.65 or 1.00% of the initial aggregate principal balance of the receivables.


----------------------------------------------------------------------------------------------------------------------
                                                                                                    Target Credit
                                                                            Initial Credit           Enhancement
                                                                              Enhancement            (as a % of
                                                   % of Initial Pool          (as a % of          Outstanding Pool
                            Principal Balance           Balance          Initial Pool Balance)        Balance)
----------------------------------------------------------------------------------------------------------------------
Class A notes              $752,435,000                   91.75%                 8.25%                  12.00%
Class B notes                25,010,000                    3.05                  5.20                    7.50
Class C notes                28,700,000                    3.50                  1.70                    5.50
Class D notes                13,940,000                    1.70                  0.00                    2.00
----------------------------------------------------------------------------------------------------------------------
Total                      $820,085,000                  100.00%
----------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


Selected Loan Data as of March 31, 2004
---------------------------------------


                                               The Receivables

      Outstanding Principal Balance: .......................                                 $820,087,864.99
      Number of Receivables: ...............................                                          51,202
      Average Outstanding Principal Balance: ...............                                      $16,016.72
      Average Original Amount Financed: ....................                                      $19,051.13
      Weighted Average Gross Coupon: .......................                                          6.480%
      Weighted Average Original Term: ......................                                       65 months
      Weighted Average Stated Remaining Term: ..............                                       55 months
      Weighted Average Seasoning: ..........................                                       10 months
      New/Used composition (by % of principal balance): ....                        59.45% New / 40.55% Used
      Weighted Average Original LTV Ratio: .................                                          95.03%




                           Distribution of the Receivables by Outstanding Principal Balance

                                             No. of                 Total Dollar                   Principal
Principal Balance                          Receivables                 Amount                       Balance
-----------------                          -----------                 ------                       -------
$0.00 - $4,999.99 ............               1,822           $        6,485,455.49                      .79%
$5,000.00 - $9,999.99 ........                9485                   74,964,155.00                     9.14
$10,000.00 - $14,999.99 ......              14,614                  182,439,370.04                    22.25
$15,000.00 - $19,999.99 ......              11,955                  206,976,948.77                    25.24
$20,000.00 - $24,999.99 ......               7,203                  160,202,276.75                    19.53
$25,000.00 - $29,999.99 ......               3,406                   92,456,396.48                    11.27
$30,000.00 - $34,999.99 ......               1,656                   53,185,259.41                     6.49
$35,000.00 - $39,999.99 ......                 627                   23,316,497.06                     2.84
$40,000.00 - $44,999.99 ......                 243                   10,216,456.84                     1.25
>=  $45,000.00 ...............                 191                    9,845,049.15                     1.20
----------------------------------------------------------------------------------------------------------------------
Total                                       51,202           $      820,087,864.99                   100.00%
======================================================================================================================
Column totals may not add to 100.00% due to rounding.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------



                            Distribution of Receivables by State of Obligor Mailing Address

                                          No. of                    Total Dollar                   Principal
State                                   Receivables                    Amount                       Balance
-----                                   -----------                    ------                       -------
Ohio ..................                    17,803            $      279,170,522.55                    34.04%
Indiana ...............                     6,251                   102,798,385.57                    12.54
Florida ...............                     6,003                    96,694,615.38                    11.79
Kentucky ..............                     5,889                    94,588,274.89                    11.53
Michigan ..............                     6,652                    92,229,753.33                    11.25
Tennessee .............                     2,366                    41,750,472.48                     5.09
Other(1) ..............                     6,238                   112,855,840.79                    13.76
----------------------------------------------------------------------------------------------------------------------
Total                                      51,202            $      820,087,864.99                   100.00%
======================================================================================================================
Column totals may not add to 100.00% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance



                                        Distribution of the Receivables by APR

                                          No. of                    Total Dollar                   Principal
APR                                     Receivables                    Amount                       Balance
---                                     -----------                    ------                       -------
<= 4.999% .............                   13,137                  $223,079,298.37                     27.20%
5.000 - 5.499% ........                    3,281                    54,337,112.53                      6.63
5.500 - 5.999% ........                    5,729                    94,032,042.32                     11.47
6.000 - 6.499% ........                    3,782                    62,789,569.38                      7.66
6.500 - 6.999% ........                    5,433                    88,284,146.18                     10.77
7.000 - 7.499% ........                    3,267                    54,103,391.39                      6.60
7.500 - 7.999% ........                    4,089                    65,542,922.84                      7.99
8.000 - 8.499% ........                    2,573                    40,831,863.38                      4.98
8.500 - 8.999% ........                    2,988                    46,474,998.55                      5.67
9.000 - 9.499% ........                    1,699                    25,946,180.69                      3.16
9.500 - 9.999% ........                    1,770                    24,424,102.54                      2.98
10.000 - 10.499% ......                      822                    10,995,999.37                      1.34
10.500 - 10.999% ......                      864                    11,117,444.82                      1.36
11.000 - 11.499% ......                      515                     6,107,672.82                       .74
11.500 - 11.999% ......                      470                     5,066,132.76                       .62
12.000 - 12.499% ......                      212                     2,028,643.70                       .25
12.500 - 12.999% ......                      203                     1,802,848.36                       .22
13.000 - 13.499% ......                       85                       672,289.85                       .08
13.500 - 13.999% ......                       62                       458,816.09                       .06
14.000 - 14.499% ......                       27                       212,790.28                       .03
14.500 - 14.999% ......                       42                       478,034.89                       .06
15.000 - 15.499% ......                       23                       207,129.77                       .03
>=  15.500% ...........                      129                     1,094,434.11                       .13
-----------------------------------------------------------------------------------------------------------------------
Total                                     51,202                  $820,087,864.99                    100.00%
======================================================================================================================
Column totals may not add to 100.00% due to rounding.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------



                      Distribution of Receivables by Remaining Stated Term to Scheduled Maturity

                                          No. of                    Total Dollar                   Principal
Remaining Stated Term                   Receivables                    Amount                       Balance
---------------------                   -----------                    ------                       -------
<=12 ..................                      190             $          661,762.25                      .08%
13 - 18 Months ........                      376                      1,936,200.23                      .24
19 - 24 Months ........                      745                      4,877,834.75                      .59
25 - 30 Months ........                    1,279                     10,522,289.51                     1.28
31 - 36 Months ........                    2,430                     23,568,054.79                     2.87
37 - 42 Months ........                    4,686                     52,864,698.89                     6.45
43 - 48 Months ........                    7,069                     95,371,478.91                    11.63
49 - 54 Months ........                   11,284                    175,365,556.30                    21.38
55 - 60 Months ........                   10,913                    193,154,837.76                    23.55
61 - 72 Months ........                   10,838                    224,397,823.67                    27.36
>=  73 ................                    1,392                     37,367,327.93                     4.56
----------------------------------------------------------------------------------------------------------------------
Total .................                   51,202             $      820,087,864.99                   100.00%
======================================================================================================================
Column totals may not add to 100.00% due to rounding.




                       Distribution of Receivables by Stated Original Term to Scheduled Maturity

                                          No. of                    Total Dollar                   Principal
Stated Original Term                    Receivables                    Amount                       Balance
--------------------                    -----------                    ------                       -------
19 - 24 Months ........                      232             $        1,329,425.37                      .16%
25 - 30 Months ........                       45                        198,995.49                      .02
31 - 36 Months ........                    1,706                     13,751,909.76                     1.68
37 - 42 Months ........                      326                      2,473,827.49                      .30
43 - 48 Months ........                    3,281                     33,229,358.18                     4.05
49 - 54 Months ........                    1,323                     12,973,460.32                     1.58
55 - 60 Months ........                   16,496                    238,579,775.44                    29.09
61 - 72 Months ........                   25,496                    458,814,223.67                    55.95
>=  73 ................                    2,297                     58,736,889.27                     7.16
----------------------------------------------------------------------------------------------------------------------
Total .................                   51,202             $      820,087,864.99                   100.00%
======================================================================================================================
Column totals may not add to 100.00% due to rounding.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


Delinquency and Loss Experience
-------------------------------

     The following tables set forth information relating to the delinquency and loss experience of The Huntington National Bank's managed indirect automobile and light-duty trucks portfolio for the periods indicated. The data presented in the delinquency and loss tables below are for illustrative purposes only. There is no assurance that the delinquency and credit loss experience with respect to The Huntington National Bank's automobile and light-duty truck loan portfolio, or that of the trust with respect to the receivables will be similar to that set forth below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles and light-duty trucks and other similar vehicles. The delinquency and loss percentages may be affected by the increase in size of, and the relative lack of seasoning of, a substantial portion of the portfolio.




                                                             Historical Delinquency Experience
                                                               (Dollar amounts in thousands)
                          ---------------------------------------------------------------------------------------------------------
                                       As of March 31,                                  As of December 31,
                          -----------------------------------------  --------------------------------------------------------------
                                 2004                 2003                 2003                 2002                 2001
                          -----------------------------------------  --------------------------------------------------------------
                           Number     Dollars   Number     Dollars   Number     Dollars   Number     Dollars   Number     Dollars
                           ------     -------   ------     -------   ------     -------   ------     -------   ------     -------
Number of Loans /
Principal Amount
Outstanding (1) .......    359,269  $4,641,251  341,131  $4,240,161  361,635  $4,703,711  329,735  $4,021,149  334,652  $3,867,420

Delinquencies (2)
30-59 Days ............      3,565     $35,491    4,785     $46,271    4,866     $47,571    6,577     $63,344    8,595     $83,429
60-89 Days ............        855       8,521    1,190      10,953    1,277      12,114    1,880      17,109    2,728      26,070
90+ Days ..............        863      10,021    1,225      13,759    1,146      13,015    1,455      14,987    1,868      20,509
Total .................      5,283     $54,033    7,200     $70,983    7,289     $72,700    9,912     $95,440   13,191    $130,008

Delinquencies (3)
30-59 Days ............       0.99%       0.76%    1.40%       1.09%    1.35%       1.01%    1.99%       1.58%    2.57%       2.16%
60-89 Days ............        .24         .18      .35         .26      .35         .26      .57         .43      .82         .67
90+ Days ..............        .24         .22      .36         .32      .32         .28      .44         .37      .56         .53
Total .................       1.47%       1.16%    2.11%       1.67%    2.02%       1.55%    3.01%       2.37%    3.94%       3.36%


----------------
(1) Represents the aggregate principal balance of all contracts purchased and serviced by The Huntington National Bank.
(2) Represents the aggregate principal balance of all accounts which are past due at the specified date, including accounts in repossession.
(3) As a percent of the number of loans or principal amount outstanding, as applicable.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------



                                                                   Historical Loss Experience
                                                                  (Dollar amounts in thousands)
                                    ------------------------------------------------------------------------------------------
                                         Three Months Ended March 31,                   Year Ended December 31,
                                    -----------------------------------  -----------------------------------------------------
                                           2004               2003              2003              2002              2001
                                    ------------------  ---------------  -----------------  ----------------  ----------------
Average Principal Amount
Outstanding (1) ...................      $4,681,474        $4,192,252        $4,415,433        $3,745,412        $3,700,780

Average Number of Receivables
Outstanding (1) ...................         361,207           338,810           348,251           318,525           334,315

Repossession as a % of average
number of contracts outstanding ...           1.94%             2.38%             2.05%             2.27%               2.04%

Gross Charge-Offs (2) .............         $16,781           $18,611           $69,324           $73,706           $75,589

Recoveries (3) ....................          $4,172            $4,178           $17,302           $19,423           $16,780

Net Losses ........................         $12,609           $14,433           $52,022           $54,283           $58,809

Net Losses as % of Average
Principal Amount Outstanding ......            1.08%             1.38%             1.18%             1.45%             1.59%


-------------
(1) Averages are calculated based on the principal amount or number of receivables at the end of the calendar months divided by the number of months in the period.
(2) Gross Charge-Offs are defined as the remaining principal balance of the charged-off contract plus outstanding fees less the net proceeds of the liquidation of the related vehicle.
(3) Recoveries include post-liquidation amounts received on previously charged-off contracts, including deficiency payments, rebates on related extended service contracts and insurance policies

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------



The following ABS Tables assume that--

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no delinquencies, defaults, losses or repurchases;

     o the interest rate on the notes is as follows: Class A-1: 1.32%; Class A-2: 1.89%; Class A-3: 2.58%; Class A-4: 3.29%; Class B: 2.96%; Class
        C: 2.88%; and Class D: 5.50%;

     o each scheduled monthly payment on the receivables is made on the 15th day of each month and each month has 30 days;

     o payments on the notes are made on each payment date beginning on June 15, 2004 (and each payment date is assumed to be the 15th day of the applicable month), as described above under "--Priority of Payments."

     o  no event of default occurs;

     o the notes are issued on May 14, 2004 and will begin to accrue interest on that date;

     o  the monthly indenture trustee fee is $1,250;

     o the monthly servicing fee is 1/12th of 1.00% of the principal balance of receivables at the beginning of the related collection period;

     o  the monthly owner trustee fee is $833.33, commencing in June 2005;

     o collections for the June 2004 payment date include collections for the period beginning on April 1, 2004 and ending on May 31, 2004; and

     o except as otherwise specified, the servicer exercises its "cleanup call" option to purchase the receivables.

     The ABS Tables indicate the projected weighted average life of each class of offered notes and sets forth the percent of the initial principal amount of each class of offered notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


     The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average contract rate of interest, weighted average original term to maturity and weighted average remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cut-off date of the close of business on March 31, 2004.


                                                 Weighted Average      Weighted Average       Weighted Average
                              Aggregate        Gross Contract Rate     Original Term to      Remaining Term to
         Pool             Principal Balance        of Interest       Maturity (In Months)   Maturity (In Months)
----------------------   -------------------  --------------------  --------------------------------------------
           1               $ 52,913,724.75              4.890%               60                      56
           2                110,473,596.55              5.304                60                      51
           3                 57,753,298.29              6.497                58                      45
           4                 47,171,660.27              7.121                56                      39
           5                 17,458,843.77              7.246                49                      33
           6                 10,567,010.27              6.323                41                      27
           7                  3,829,448.11              6.531                37                      21
           8                  1,954,209.41              6.283                33                      15
           9                    384,673.47              6.088                32                      10
          10                     30,287.16              6.256                24                      4
          11                 16,123,090.36              7.406                84                      79
          12                 25,449,340.18              7.256                84                      75
          13                 74,130,345.97              6.329                74                      68
          14                171,702,652.37              6.656                69                      62
          15                141,348,096.41              6.635                67                      57
          16                 57,660,445.94              7.116                65                      51
          17                 25,964,039.74              8.330                67                      45
          18                  5,173,101.97              8.584                65                      40
                         -------------------
       Total               $820,087,864.99
                         ===================


The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the weighted average original and weighted average remaining terms to maturity of the receivables are as assumed. Any difference between those assumptions and the actual characteristics and performance of the

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------


receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of offered notes.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------



                                  Percent of Initial Principal Amount at Various ABS Percentages
                                                         Class A-1 Notes                            Class A-2 Notes
                                          -------------------------------------------  ------------------------------------------
Payment Date                                0.50%      1.00%      1.50%      1.80%       0.50%      1.00%      1.50%      1.80%
----------------------------------------  ---------  ---------  ---------  ----------  ---------  ---------  ---------  ---------
Closing Date ..........................      100        100         100       100         100        100        100        100
June 15, 2004 .........................       82         78          73        70         100        100        100        100
July 15, 2004 .........................       73         67          60        56         100        100        100        100
August 15, 2004 .......................       64         56          47        41         100        100        100        100
September 15, 2004 ....................       56         46          35        28         100        100        100        100
October 15, 2004 ......................       47         36          24        16         100        100        100        100
November 15, 2004 .....................       39         27          14         5         100        100        100        100
December 15, 2004 .....................       32         19           4         0         100        100        100         92
January 15, 2005 ......................       25         11           0         0         100        100         92         78
February 15, 2005 .....................       18          3           0         0         100        100         80         64
March 15, 2005 ........................       12          0           0         0         100         93         67         50
April 15, 2005 ........................        5          0           0         0         100         82         55         37
May 15, 2005 ..........................        0          0           0         0          98         72         43         24
June 15, 2005 .........................        0          0           0         0          89         62         31         11
July 15, 2005 .........................        0          0           0         0          80         52         20          0
August 15, 2005 .......................        0          0           0         0          71         42          8          0
September 15, 2005 ....................        0          0           0         0          62         32          0          0
October 15, 2005 ......................        0          0           0         0          54         22          0          0
November 15, 2005 .....................        0          0           0         0          45         13          0          0
December 15, 2005 .....................        0          0           0         0          37          3          0          0
January 15, 2006 ......................        0          0           0         0          28          0          0          0
February 15, 2006 .....................        0          0           0         0          20          0          0          0
March 15, 2006 ........................        0          0           0         0          11          0          0          0
April 15, 2006 ........................        0          0           0         0           3          0          0          0
May 15, 2006 ..........................        0          0           0         0           0          0          0          0
June 15, 2006 .........................        0          0           0         0           0          0          0          0
July 15, 2006 .........................        0          0           0         0           0          0          0          0
August 15, 2006 .......................        0          0           0         0           0          0          0          0
September 15, 2006 ....................        0          0           0         0           0          0          0          0
October 15, 2006 ......................        0          0           0         0           0          0          0          0
November 15, 2006 .....................        0          0           0         0           0          0          0          0
December 15, 2006 .....................        0          0           0         0           0          0          0          0
January 15, 2007 ......................        0          0           0         0           0          0          0          0
February 15, 2007 .....................        0          0           0         0           0          0          0          0
March 15, 2007 ........................        0          0           0         0           0          0          0          0
April 15, 2007 ........................        0          0           0         0           0          0          0          0
May 15, 2007 ..........................        0          0           0         0           0          0          0          0
June 15, 2007 .........................        0          0           0         0           0          0          0          0
July 15, 2007 .........................        0          0           0         0           0          0          0          0
August 15, 2007 .......................        0          0           0         0           0          0          0          0
September 15, 2007 ....................        0          0           0         0           0          0          0          0
October 15, 2007 ......................        0          0           0         0           0          0          0          0
November 15, 2007 .....................        0          0           0         0           0          0          0          0
December 15, 2007 .....................        0          0           0         0           0          0          0          0
January 15, 2008 ......................        0          0           0         0           0          0          0          0
February 15, 2008 .....................        0          0           0         0           0          0          0          0
March 15, 2008 ........................        0          0           0         0           0          0          0          0
April 15, 2008 ........................        0          0           0         0           0          0          0          0
May 15, 2008 ..........................        0          0           0         0           0          0          0          0
June 15, 2008 .........................        0          0           0         0           0          0          0          0
July 15, 2008 .........................        0          0           0         0           0          0          0          0
August 15, 2008 .......................        0          0           0         0           0          0          0          0
Weighted Average Life to Maturity (1)..        0.46       0.37        0.30      0.27        1.50       1.23       1.00       0.88
Weighted Average Life to Call (1)(2)...        0.46       0.37        0.30      0.27        1.50       1.23       1.00       0.88


-------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------



                                  Percent of Initial Principal Amount at Various ABS Percentages
                                                         Class A-3 Notes                            Class A-4 Notes
                                          -------------------------------------------  ------------------------------------------
Payment Date                                0.50%      1.00%      1.50%      1.80%       0.50%      1.00%      1.50%      1.80%
----------------------------------------  ---------  ---------  ---------  ----------  ---------  ---------  ---------  ---------
Closing Date ..........................      100        100         100       100         100        100        100        100
June 15, 2004 .........................      100        100         100       100         100        100        100        100
July 15, 2004 .........................      100        100         100       100         100        100        100        100
August 15, 2004 .......................      100        100         100       100         100        100        100        100
September 15, 2004 ....................      100        100         100       100         100        100        100        100
October 15, 2004 ......................      100        100         100       100         100        100        100        100
November 15, 2004 .....................      100        100         100       100         100        100        100        100
December 15, 2004 .....................      100        100         100       100         100        100        100        100
January 15, 2005 ......................      100        100         100       100         100        100        100        100
February 15, 2005 .....................      100        100         100       100         100        100        100        100
March 15, 2005 ........................      100        100         100       100         100        100        100        100
April 15, 2005 ........................      100        100         100       100         100        100        100        100
May 15, 2005 ..........................      100        100         100       100         100        100        100        100
June 15, 2005 .........................      100        100         100       100         100        100        100        100
July 15, 2005 .........................      100        100         100        99         100        100        100        100
August 15, 2005 .......................      100        100         100        87         100        100        100        100
September 15, 2005 ....................      100        100          98        76         100        100        100        100
October 15, 2005 ......................      100        100          87        65         100        100        100        100
November 15, 2005 .....................      100        100          78        55         100        100        100        100
December 15, 2005 .....................      100        100          68        45         100        100        100        100
January 15, 2006 ......................      100         94          58        35         100        100        100        100
February 15, 2006 .....................      100         86          49        25         100        100        100        100
March 15, 2006 ........................      100         78          40        16         100        100        100        100
April 15, 2006 ........................      100         69          32         7         100        100        100        100
May 15, 2006 ..........................       95         61          23         0         100        100        100         99
June 15, 2006 .........................       87         53          15         0         100        100        100         91
July 15, 2006 .........................       79         45           7         0         100        100        100         84
August 15, 2006 .......................       72         38           0         0         100        100        100         77
September 15, 2006 ....................       64         30           0         0         100        100         93         70
October 15, 2006 ......................       57         23           0         0         100        100         87         63
November 15, 2006 .....................       50         16           0         0         100        100         80         57
December 15, 2006 .....................       42          9           0         0         100        100         74         52
January 15, 2007 ......................       35          2           0         0         100        100         68         46
February 15, 2007 .....................       28          0           0         0         100         96         63         41
March 15, 2007 ........................       21          0           0         0         100         90         58          0
April 15, 2007 ........................       14          0           0         0         100         84         52          0
May 15, 2007 ..........................        7          0           0         0         100         79         48          0
June 15, 2007 .........................        0          0           0         0         100         73         43          0
July 15, 2007 .........................        0          0           0         0          94         68         39          0
August 15, 2007 .......................        0          0           0         0          88         63          0          0
September 15, 2007 ....................        0          0           0         0          83         58          0          0
October 15, 2007 ......................        0          0           0         0          77         53          0          0
November 15, 2007 .....................        0          0           0         0          71         49          0          0
December 15, 2007 .....................        0          0           0         0          66         45          0          0
January 15, 2008 ......................        0          0           0         0          60         40          0          0
February 15, 2008 .....................        0          0           0         0          56          0          0          0
March 15, 2008 ........................        0          0           0         0          51          0          0          0
April 15, 2008 ........................        0          0           0         0          46          0          0          0
May 15, 2008 ..........................        0          0           0         0          42          0          0          0
June 15, 2008 .........................        0          0           0         0           0          0          0          0
July 15, 2008 .........................        0          0           0         0           0          0          0          0
August 15, 2008 .......................        0          0           0         0           0          0          0          0
Weighted Average Life to Maturity (1)..        2.55       2.17        1.80      1.59        3.96       3.61       3.09       2.72
Weighted Average Life to Call (1)(2)...        2.55       2.17        1.80      1.59        3.78       3.42       2.92       2.57


-------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 4, 2004
Securitized Products Group
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
------------------------------------------------------------------------------



                                  Percent of Initial Principal Amount at Various ABS Percentages
                                                          Class B Notes                             Class C Notes
                                          -------------------------------------------  ------------------------------------------
Payment Date                                0.50%      1.00%      1.50%      1.80%       0.50%      1.00%      1.50%      1.80%
----------------------------------------  ---------  ---------  ---------  ----------  ---------  ---------  ---------  ---------
Closing Date ..........................      100        100         100       100         100        100        100        100
June 15, 2004 .........................      100        100         100       100         100        100        100        100
July 15, 2004 .........................      100        100         100       100         100        100        100        100
August 15, 2004 .......................      100        100         100       100         100        100        100        100
September 15, 2004 ....................      100        100         100       100         100        100        100        100
October 15, 2004 ......................      100        100         100       100         100        100         95         87
November 15, 2004 .....................      100        100         100       100         100         97         85         77
December 15, 2004 .....................      100        100         100       100         100         90         77         68
January 15, 2005 ......................      100        100         100       100          95         82         68         59
February 15, 2005 .....................      100        100         100        96          89         75         60         53
March 15, 2005 ........................      100        100          97        91          83         68         54         48
April 15, 2005 ........................      100        100          93        86          77         61         50         43
May 15, 2005 ..........................      100         98          88        82          72         56         46         39
June 15, 2005 .........................      100         95          85        78          66         52         41         34
July 15, 2005 .........................      100         91          81        73          60         49         37         30
August 15, 2005 .......................       98         88          77        69          56         45         33         27
September 15, 2005 ....................       95         85          73        65          53         42         29         25
October 15, 2005 ......................       92         81          69        62          50         38         27         24
November 15, 2005 .....................       89         78          66        58          46         35         26         22
December 15, 2005 .....................       86         75          63        54          43         31         24         21
January 15, 2006 ......................       83         72          59        51          40         28         23         20
February 15, 2006 .....................       81         69          56        47          37         27         22         18
March 15, 2006 ........................       78         66          53        44          34         26         20         17
April 15, 2006 ........................       75         63          50        41          31         24         19         16
May 15, 2006 ..........................       72         60          47        38          28         23         18         15
June 15, 2006 .........................       69         57          44        35          27         22         17         13
July 15, 2006 .........................       67         54          41        32          26         21         16         12
August 15, 2006 .......................       64         52          38        29          25         20         15         11
September 15, 2006 ....................       61         49          36        27          24         19         14         10
October 15, 2006 ......................       59         47          33        24          23         18         13          7
November 15, 2006 .....................       56         44          31        22          22         17         12          3
December 15, 2006 .....................       53         42          28        20          21         16         11          0
January 15, 2007 ......................       51         39          26        14          20         15          9          0
February 15, 2007 .....................       48         37          24         9          19         14          6          0
March 15, 2007 ........................       46         35          22         0          18         13          3          0
April 15, 2007 ........................       43         32          20         0          17         13          1          0
May 15, 2007 ..........................       41         30          16         0          16         12          0          0
June 15, 2007 .........................       38         28          11         0          15         11          0          0
July 15, 2007 .........................       36         26           7         0          14          9          0          0
August 15, 2007 .......................       34         24           0         0          13          6          0          0
September 15, 2007 ....................       32         22           0         0          12          4          0          0
October 15, 2007 ......................       29         20           0         0          11          1          0          0
November 15, 2007 .....................       27         17           0         0          11          0          0          0
December 15, 2007 .....................       25         13           0         0           8          0          0          0
January 15, 2008 ......................       23          8           0         0           5          0          0          0
February 15, 2008 .....................       21          0           0         0           2          0          0          0
March 15, 2008 ........................       19          0           0         0           0          0          0          0
April 15, 2008 ........................       14          0           0         0           0          0          0          0
May 15, 2008 ..........................       10          0           0         0           0          0          0          0
June 15, 2008 .........................        0          0           0         0           0          0          0          0
July 15, 2008 .........................        0          0           0         0           0          0          0          0
August 15, 2008 .......................        0          0           0         0           0          0          0          0
Weighted Average Life to Maturity (1) .        2.77       2.42        2.03      1.80        1.76       1.49       1.23       1.09
Weighted Average Life to Call (1)(2) ..        2.77       2.42        2.03      1.79        1.76       1.49       1.23       1.09


-------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.
     The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY
                                                                            23